CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Albert R. Gamper, Jr.
                                        ----------------------------------
                                        Albert R. Gamper, Jr.

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Daniel P. Amos
                                        ----------------------------------
                                        Daniel P. Amos

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Anthea Disney
                                        ----------------------------------
                                        Anthea Disney

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Takasuke Kaneko
                                        ----------------------------------
                                        Takasuke Kaneko

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Hisao Kobayashi
                                        ----------------------------------
                                        Hisao Kobayashi

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ William M. O'Grady
                                        ----------------------------------
                                        William M. O'Grady

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Paul N. Roth
                                        ----------------------------------
                                        Paul N. Roth

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Peter J. Tobin
                                        ----------------------------------
                                        Peter J. Tobin

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Tohru Tonoike
                                        ----------------------------------
                                        Tohru Tonoike

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Keiji Torii
                                        ----------------------------------
                                        Keiji Torii

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Alan F. White
                                        ----------------------------------
                                        Alan F. White

                         CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, a registration statement on Form S-3:

Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's registration statement on Form S-3 to register additional shares of Common Stock, to be filed with the Securities and Exchange Commission; and

Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the registration statement on Form S-3, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form S-3 and any and all amendments thereof, and to file such Form S-3 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

Hereby grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 31 day of August, 1999.

                                        /s/ Joseph M. Leone
                                        ----------------------------------
                                        Joseph M. Leone